
j2 Global
Inform. Connect. Empower.

# Investors Presentation

(Based on First Quarter 2014 Results)

May 8, 2014

j2 | eFax | eVoice | FuseMail | campaigner | KeepItSafe | onebox | Ziff Davis

# Safe Harbor for Forward-Looking Statements

**Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2014 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management's expectations or beliefs as of May 8, 2014 and we undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:**

- Future operating results
- Deployment of cash and investment balances to grow the company
- Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses
- Subscriber growth, retention, usage levels and average revenue per account
- Cloud service and digital media growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending including stock repurchases
- Intellectual property and related licensing revenues
- Liquidity and ability to repay or refinance indebtedness
- Network capacity, coverage, reliability and security
- Regulatory developments and taxes

**All information in this presentation speaks as of May 8, 2014 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information.**

# Risk Factors

**The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:**

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels and credit and debit card payment declines
- Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans
- Inability to maintain and increase our cloud services customer base and average revenue per user
- Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies
- Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; inability to monetize handheld devices and handheld traffic supplanting monetized traffic
- Inadequate intellectual property (IP) protection, expiration or invalidity of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP
- Inability to continue to expand our business and operations internationally
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecom taxes
- Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from others with regard to price, service, content and functionality
- Enactment of burdensome telecom, Internet, advertising or other regulations, or being subjected to existing regulations
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise
- Inability to adapt to technological change and diversify services & related revenues at acceptable levels of financial return
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on March 3, 2014 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

# Q1 2014 Highlights

# Q1 2014 Results

| In Millions | Cloud - Services $ | Margin | IP Licensing [1] $ | Margin | Total Cloud $ | Margin | Media $ | Margin | j2 Consolidated $ | Margin |
|---|---|---|---|---|---|---|---|---|---|---|
| Revenues [2] | $98.9 | | $1.9 | | $100.8 | | $33.3 | | $134.1 | |
| Adj Non-GAAP Gross Profit | $80.5 | 80.9% | $1.9 | 100.0% | $82.4 | 81.3% | $29.4 | 88.4% | $111.9 | 83.1% |
| Adj Non-GAAP Operating Profit [3] | $45.4 | 45.6% | $1.8 | 92.1% | $47.2 | 46.5% | $7.4 | 22.2% | $54.6 | 40.5% |
| EBITDA [4] | $47.0 | 47.3% | $1.8 | 92.1% | $48.8 | 48.1% | $8.5 | 25.6% | $57.3 | 42.6% |
| Less: Depreciation & Amortization | | | | | | | | | $2.8 | |
| Less: Interest & Other Expense (Income), Net | | | | | | | | | $4.6 | |
| Pre-Tax Income | | | | | | | | | $49.9 | 37.1% |
| Adjusted Non-GAAP Net Income | | | | | | | | | $36.4 | 27.0% |
| Earnings Per Share [5]: GAAP | | | | | | | | | $ 0.60 | |
| Earnings Per Share [5]: Adj. Non-GAAP | | | | | | | | | $ 0.76 | |

(1) IP Licensing Adjusted Non-GAAP Gross Profit, Adjusted Non-GAAP Operating Profit and EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs.
(2) Excludes certain intersegment revenues.
(3) Adjusted Non-GAAP Operating Profit excludes $2.4M share-based compensation and associated payroll taxes; certain acquisition-related integration costs and the impact of fair value adjustments to deferred revenue purchased in the Livedrive® acquisition; and intersegment revenue and expenses.
(4) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 21 for reconciliation of EBITDA to Net Income.
(5) Adjusted Non-GAAP earnings per diluted share excludes share-based compensation and associated payroll taxes, certain acquisition-related integration costs, amortization of acquired intangibles, and additional indirect tax expense and benefit from prior years, and adds back the impact of the fair value adjustment to deferred revenues purchased in the Livedrive® acquisition, in each case net of tax, totaling $0.16. Adjusted Non-GAAP earnings per diluted share and margin amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 23 for a reconciliation to GAAP earnings per diluted share and margins.

# Business Cloud Services

# Cloud Subscription Revenue Growth by Service

<u>Current annualized run-rate versus Q1 2013:</u>

- Fax/Voice +4%
  - Key growth areas US, Japan, UK & Corporate
- Online Backup +900%
  - High growth organically and acquisitions
- Hosted Email +69%
  - Entered the UK market in late 2013
    - Enhanced market position with acquisition of iCritical
  - Run-rate ~$14M

# Globalization of j2 Cloud & Media

**UK Expansion**

- Run-rate Revenue +$60M
  - +3.5x growth in past year
- 100+ employees
- Services: Fax / Voice / Online Backup / Hosted Email / Media

**Australia/New Zealand**

- Run-rate Revenue ~$24M
  - 1.5x growth in past two years
- 45+ employees
- Services: Fax / Voice / Online Backup / Media

# Online Backup

KeepItSafe® livedrive™

- Current annual revenue run-rate >$50.0M
  - Q1 actuals +480% versus Q1 '13 & +160% versus prior quarter
- Recent Norwegian acquisition expands global presence into Norway and Sweden increasing online backup business into 9 countries
  - Market leader in 6 of the 9 countries
- Livedrive® Update
  - Full integration expected in Q2 '14
  - Conversion and retention rates have improved since acquisition
  - Additional upside opportunity

# Record Cancel Rate

- Record Low Q1 2.34%
- Improved 32% versus comparable period in 2009



Cancel Rate (1)
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
3.5%
2.8%
2.6%
2.4%
2.4%
2.34%
Record Low Q1
3.3%
2.6%
2.4%
2.3%
2.2%
3.1%
2.6%
2.5%
2.3%
2.3%
3.0%
2.7%
2.6%
2.2%
2.2%
Q1
Q2
Q3
Q4
2009
2010
2011
2012
2013
2014

(1) Cancel Rate is defined as cancels related to individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively canceled and reactivated within the same calendar month) and DIDs related to enterprise customers beginning with their first day of service, calculated monthly and expressed here as an average over the three months of the quarter.

# j2 Digital Media

# Q1 2014 Media Highlights

- Visits to owned and operated sites (IGN, AskMen, PCMag Group) grew 57.5% YoY to 594M and Page views grew 61.8% to 2.0 billion in Q1 [(1) (2)]
- IGN launched new Android app in March; 3.5M downloads to date (Android & iOS) [(3)]
    - For March, IGN apps represented 43% of all IGN mobile traffic, and 17% of all IGN traffic[(1)]
- 1,000,000 IGN app downloads on Sony's PS4 (~14% of PS4 shipments); #1 in category [(4)]
    - 5 Star Rating out of 5 by over 9,300 users[(4)]


IGN My Feed
25 SUMMER MOVIES YOU NEED TO SEE IN 2014
CHIE FROM PERSONA'S DREAM ROLE


IGN
NEWS
GAME REVIEWS
MOVIE REVIEWS


IGN
HEARTHSTONE: HEROES OF WARCRAFT
Hearthstone: Heroes of WarCraft
STILL HAVING FUN, 1000 GAMES LATER
Easy-to-understand core rules and wealth of
FOLLOW

(1) Google Analytics
(2) Omniture
(3) AppAnnie
(4) Sony

# Q1 2014 Media Highlights continued

- PCMag.com site redesign to improve usability, engagement and advertising environment
- AskMen's February page views topped 162M, the strongest month since acquisition [(1)]
- AskMen Germany (de.askmen.com) March launch; 1st launch of new international platform

(1) Google Analytics

# 2014 Financial Outlook

# 2014 Guidance Reaffirming

| | |
|---|---|
| Revenues | $580M - $600M |
| Adjusted Non-GAAP EPS (1) | $3.23 - $3.47 |

(1) Adjusted Non-GAAP earnings per diluted share for 2014 excludes share-based compensation of between $10 and $12 million, amortization of acquired intangibles and the impact of any currently unanticipated items, and adds back $1.5 million to reflect the impact of the fair value adjustment to deferred revenues purchased in the Livedrive® acquisition, in each case net of tax. It is anticipated that the normalized tax rate for 2014 (exclusive of the release of reserves for uncertain tax positions) will be between 27% and 29%.

# Share Repurchase / Quarterly Dividend

**Timing:**

- Record Date – May 19th
- Payment Date – June 3rd

**Payment Amount:**

- $0.27 per Share
- ~ $12M of Cash
- 12.5% increase versus the dividend paid in Q2 2013

***Designed Not to Impact Operational or M&A Activities***

# Supplemental Information

# Financial & Other Metrics Cloud

(in Thousands)

| | 2012 Q1 | 2012 Q2 | 2012 Q3 | 2012 Q4 | 2013 Q1 | 2013 Q2 | 2013 Q3 | 2013 Q4 | 2014 Q1 |
|---|---|---|---|---|---|---|---|---|---|
| Total GAAP Revenues | $86,652 | $89,465 | $93,245 | $92,322 | $90,739 | $108,768 | $94,390 | $96,207 | $100,830 |
| Adjustment [1] | $0 | $0 | $0 | $0 | $0 | $0 | $0 | $0 | $541 |
| **Total Adjusted Non-GAAP Revenues** | **$86,652** | **$89,465** | **$93,245** | **$92,322** | **$90,739** | **$108,768** | **$94,390** | **$96,207** | **$101,371** |
| Fixed Subscriber Revenues | $70,227 | $72,187 | $72,284 | $72,021 | $71,274 | $74,556 | $74,540 | $76,088 | $81,020 |
| Variable Subscriber Revenues | 14,598 | 15,884 | 17,181 | 18,135 | 18,228 | 19,196 | 18,753 | 18,454 | 18,373 |
| Subscriber Revenues | $84,825 | $88,071 | $89,466 | $90,156 | $89,503 | $93,752 | $93,293 | $94,541 | $99,393 |
| Other Licenses Revenues | 1,827 | 1,394 | 3,779 | 2,166 | 1,236 | 15,017 | 1,097 | 1,666 | 1,978 |
| **Total Cloud Revenues** | **$86,652** | **$89,465** | **$93,245** | **$92,322** | **$90,739** | **$108,768** | **$94,390** | **$96,207** | **$101,371** |
| DID - Based Revenues | $78,561 | $81,620 | $83,102 | $83,657 | $82,605 | $86,285 | $85,797 | $85,751 | $85,758 |
| Non-DID Revenues | 8,091 | 7,845 | 10,143 | 8,665 | 8,134 | 22,483 | 8,593 | 10,456 | 15,614 |
| **Total Cloud Revenues** | **$86,652** | **$89,465** | **$93,245** | **$92,322** | **$90,739** | **$108,768** | **$94,390** | **$96,207** | **$101,371** |
| Subscriber Revenues/Total Revenues | 97.9% | 98.4% | 95.9% | 97.7% | 98.6% | 86.2% | 98.8% | 98.3% | 98.0% |
| DID - Based/Total Revenues | 90.7% | 91.2% | 89.1% | 90.6% | 91.0% | 79.3% | 90.9% | 89.1% | 84.6% |
| % Fixed Subscriber Revenues | 82.8% | 82.0% | 80.8% | 79.9% | 79.6% | 79.5% | 79.9% | 80.5% | 81.5% |
| % Variable Subscriber Revenues | 17.2% | 18.0% | 19.2% | 20.1% | 20.4% | 20.5% | 20.1% | 19.5% | 18.5% |
| **Paid DIDs** | **2,025,199** | **2,057,994** | **2,077,057** | **2,093,941** | **2,155,122** | **2,188,992** | **2,217,546** | **2,234,048** | **2,256,714** |
| Average Monthly Revenue/DID [2] | $12.85 | $13.19 | $13.27 | $13.31 | $12.98 | $13.16 | $12.87 | $12.75 | $12.67 |
| Cancel Rate [3] | 2.40% | 2.34% | 2.28% | 2.25% | 2.38% | 2.21% | 2.27% | 2.17% | 2.34% |

(1) Adds back the impact of fair value adjustments to deferred revenue purchased in the Livedrive acquisition
(2) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending base to the total revenue of the quarter
(3) Cancel Rate is defined as cancels related to individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within the same calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter

# Financial & Other Metrics Media & Consolidated

| | | 2012 | | | | 2013 | | | | 2014 |
|---|---|---|---|---|---|---|---|---|---|---|
| | | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 |
| Web Traffic [1] | (in Millions) | | | | | | | | | |
| Visits | | 80 | 80 | 82 | 104 | 377 | 558 | 601 | 634 | 594 |
| Pageviews | | 238 | 285 | 264 | 344 | 1,249 | 1,897 | 2,002 | 2,197 | 2,021 |
| Total GAAP Revenues | (in Thousands) | $86,652 | $89,465 | $93,245 | $102,033 | $113,617 | $141,361 | $127,788 | $138,035 | $134,124 |
| Adjustments [2] | | $0 | $0 | $0 | $0 | ($44) | ($1,348) | ($814) | ($8) | $541 |
| Total Adjusted Non-GAAP Revenues | | $86,652 | $89,465 | $93,245 | $102,033 | $113,573 | $140,013 | $126,974 | $138,027 | $134,665 |
| Cloud Revenues | | $86,652 | $89,465 | $93,245 | $92,322 | $90,739 | $108,768 | $94,390 | $96,207 | $101,371 |
| Media Revenues | | $0 | $0 | $0 | $9,711 | $22,834 | $31,244 | $32,584 | $41,820 | $33,294 |
| Total Adjusted Non-GAAP Revenues | | $86,652 | $89,465 | $93,245 | $102,033 | $113,573 | $140,013 | $126,974 | $138,027 | $134,665 |
| Cash & Investment | (millions) | $193.3 | $206.8 | $469.8 | $343.6 | $310.1 | $352.9 | $374.1 | $345.9 | $315.1 |
| Free Cash Flow [3] | (millions) | $38.1 | $45.6 | $37.1 | $45.2 | $38.4 | $66.2 | $22.3 | $50.5 | $38.4 |
| Diluted EPS - GAAP | | $ 0.60 | $ 0.67 | $ 0.69 | $ 0.65 | $ 0.49 | $ 0.77 | $ 0.59 | $ 0.44 | $ 0.60 |
| Diluted EPS - Adjusted Non-GAAP [4] | | $ 0.64 | $ 0.70 | $ 0.65 | $ 0.70 | $ 0.58 | $ 0.83 | $ 0.64 | $ 0.80 | $ 0.76 |
| EBITDA [6] | (millions) | $ 45.0 | $ 47.5 | $ 50.0 | $ 51.7 | $ 48.2 | $ 66.4 | $ 52.8 | $ 65.6 | $ 57.3 |

(1) Web Traffic figures based on Omniture and Google Analytics
(2) Elimination of certain acquisition-related Digital Media revenues prior to 2014 and in Q1 2014 adds back to Cloud revenues the impact of fair value adjustments to deferred revenue purchased in the Livedrive® acquisition
(3) See slide 21 for a definition of free cash flow
(4) See slide 23 for a definition of adjusted Non-GAAP diluted earnings per share (EPS) and a reconciliation to diluted GAAP EPS
(5) See slide 21 for a definition of EBITDA and reconciliation to Net Income

# Financial & Other Metrics Cloud (Customer-based)

(in Thousands)

| | 2011 | | | | 2012 | | | | 2013 | | | | 2014 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 |
| Total GAAP Revenues | $73,384 | $85,676 | $86,026 | $85,072 | $86,652 | $89,465 | $93,245 | $92,322 | $90,739 | $108,768 | $94,390 | $96,207 | $100,830 |
| Adjustment [(1)] | $10,326 | $0 | $0 | $0 | $0 | $0 | $0 | $0 | $0 | $0 | $0 | $0 | $541 |
| **Total Adjusted Non-GAAP Revenues** | **$83,710** | **$85,676** | **$86,026** | **$85,072** | **$86,652** | **$89,465** | **$93,245** | **$92,322** | **$90,739** | **$108,768** | **$94,390** | **$96,207** | **$101,371** |
| Fixed Subscriber Revenues | $67,801 | $69,222 | $70,364 | $69,513 | $70,227 | $72,187 | $72,284 | $72,021 | $71,274 | $74,556 | $74,540 | $76,088 | $81,020 |
| Variable Subscriber Revenues | 15,393 | 16,076 | 15,257 | 14,652 | 14,598 | 15,884 | 17,181 | 18,135 | 18,228 | 19,196 | 18,753 | 18,454 | 18,373 |
| Subscriber Revenues | $83,194 | $85,298 | $85,622 | $84,165 | $84,825 | $88,071 | $89,466 | $90,156 | $89,503 | $93,752 | $93,293 | $94,541 | $99,393 |
| Other Licenses Revenues | 516 | 378 | 405 | 907 | 1,827 | 1,394 | 3,779 | 2,166 | 1,236 | 15,017 | 1,097 | 1,666 | 1,978 |
| **Total Cloud Revenues** | **$83,710** | **$85,676** | **$86,026** | **$85,072** | **$86,652** | **$89,465** | **$93,245** | **$92,322** | **$90,739** | **$108,768** | **$94,390** | **$96,207** | **$101,371** |
| Subscriber Revenues/Total Revenues | 99.4% | 99.6% | 99.5% | 98.9% | 97.9% | 98.4% | 95.9% | 97.7% | 98.6% | 86.2% | 98.8% | 98.3% | 98.0% |
| % Fixed Subscriber Revenues | 81.5% | 81.2% | 82.2% | 82.6% | 82.8% | 82.0% | 80.8% | 79.9% | 79.6% | 79.5% | 79.9% | 80.5% | 81.5% |
| % Variable Subscriber Revenues | 18.5% | 18.8% | 17.8% | 17.4% | 17.2% | 18.0% | 19.2% | 20.1% | 20.4% | 20.5% | 20.1% | 19.5% | 18.5% |
| **Cloud Business Customers [(2)]** | **1,964** | **1,997** | **2,030** | **2,040** | **2,066** | **2,098** | **2,117** | **2,136** | **2,199** | **2,238** | **2,267** | **2,285** | **2,523** |
| Average Monthly Revenue/Cloud Business Customers [(3)] | $13.94 | $14.36 | $14.17 | $13.79 | $13.77 | $14.10 | $14.15 | $14.13 | $13.76 | $14.09 | $13.81 | $13.85 | $13.78 |
| Cancel Rate [(4)] | 2.6% | 2.4% | 2.5% | 2.6% | 2.4% | 2.3% | 2.3% | 2.2% | 2.4% | 2.2% | 2.2% | 2.1% | 2.3% |

(1) In Q1 2011, the company made a change in the estimate regarding its remaining service obligations to annual eFax® subscribers. As a result of system upgrades, the company now bases the estimate on the actual service obligations to these customers. As a result of this change, the Company recorded a one-time, non-cash, increase to deferred revenues of $10.3M with an equal offset to revenues. Q1 2014 adds back the impact of fair value adjustments to deferred revenue purchased in the Livedrive® acquisition

(2) Cloud Business Customers is defined as paying DIDs for Fax & Voice businesses and direct and resellers' accounts for Non-DID businesses

(3) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending base to the total revenue of the quarter

(4) Cancel Rate is defined as cancels of Cloud Business Customers with greater than 4 months of continuous service (continuous service includes Cloud Business Customers which are administratively cancelled and reactivated within the same calendar month), and Cloud Business Customers related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter

# GAAP Reconciliation Free Cash Flow & EBITDA

($ in millions)

## Free Cash Flow (1)

| | Q1'12 | Q2'12 | Q3'12 | Q4'12 | Q1'13 | Q2'13 | Q3'13 | Q4'13 | Q1'14 |
|---|---|---|---|---|---|---|---|---|---|
| Net cash provided by operating activities | $38.942 | $46.382 | $38.193 | $46.394 | $40.048 | $68.973 | $25.859 | $58.444 | $37.294 |
| Less: Purchases of property and equipment | ($1.159) | ($1.631) | ($0.956) | ($1.159) | ($1.933) | ($4.056) | ($5.126) | ($7.511) | ($2.936) |
| Add: Excess tax (deficiency) benefit from share-based compensation | $0.286 | $0.821 | ($0.091) | ($0.055) | $0.280 | $1.301 | $1.590 | ($0.476) | $4.082 |
| **Free cash flow** | $38.069 | $45.572 | $37.146 | $45.180 | $38.395 | $66.218 | $22.323 | $50.457 | $38.440 |

## EBITDA (2)

| | Q1'12 | Q2'12 | Q3'12 | Q4'12 | Q1'13 | Q2'13 | Q3'13 | Q4'13 | Q1'14 |
|---|---|---|---|---|---|---|---|---|---|
| **Net income** | $28.539 | $31.188 | $31.650 | $30.286 | $22.771 | $35.967 | $27.627 | $21.157 | $28.765 |
| Plus: | | | | | | | | | |
| Other expense (income), net | $0.973 | ($0.590) | ($0.610) | ($0.183) | ($0.161) | ($0.042) | ($0.396) | $12.071 | ($0.319) |
| Interest expense (income), net | ($0.254) | ($0.219) | $3.357 | $4.766 | $4.877 | $4.859 | $4.972 | $6.546 | $4.948 |
| Income tax expense | $8.352 | $9.648 | $7.880 | $7.379 | $5.500 | $11.823 | $7.105 | $10.747 | $8.191 |
| Depreciation and amortization | $4.906 | $5.274 | $5.351 | $6.621 | $8.794 | $9.454 | $10.178 | $11.311 | $13.139 |
| Share-based compensation | $2.363 | $2.161 | $2.417 | $2.287 | $2.348 | $2.335 | $2.425 | $2.529 | $2.384 |
| Certain acquisition-related integration costs | $0.149 | $0.000 | $0.000 | $0.585 | $4.094 | $1.983 | $0.938 | $1.206 | ($0.501) |
| Additional indirect tax expense from prior years | $0.000 | $0.000 | $0.000 | $0.000 | $0.000 | $0.000 | $0.000 | $0.000 | $0.713 |
| EBITDA | $45.028 | $47.462 | $50.045 | $51.741 | $48.223 | $66.379 | $52.849 | $65.567 | $57.320 |

(1) Free cash flow is net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes

(2) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes

# Margin Contribution Adjusted Non-GAAP

| In Millions | Q1'12 | Q2'12 | Q3'12 | Q4'12 | Q1'13 | Q2'13 | Q3'13 | Q4'13 | Q1'14 |
|---|---|---|---|---|---|---|---|---|---|
| **Cloud - Services** | | | | | | | | | |
| Revenues | $ 86.3 | $ 89.0 | $ 90.3 | $ 90.5 | $ 89.9 | $ 93.9 | $ 93.4 | $ 94.6 | $ 99.4 |
| Gross Profit | $ 70.7 | $ 73.0 | $ 74.1 | $ 74.0 | $ 73.4 | $ 76.1 | $ 76.1 | $ 76.9 | $ 80.5 |
| Gross Profit % | 82% | 82% | 82% | 82% | 82% | 81% | 82% | 81% | 81% |
| EBITDA (1) | $ 44.7 | $ 47.1 | $ 47.4 | $ 46.1 | $ 44.2 | $ 47.0 | $ 46.4 | $ 48.0 | $ 47.0 |
| EBITDA % | 52% | 53% | 52% | 51% | 49% | 50% | 50% | 51% | 47% |
| **Media** | | | | | | | | | |
| Revenues | - | - | - | $ 9.7 | $ 22.8 | $ 31.2 | $ 32.6 | $ 41.8 | $ 33.3 |
| Gross Profit | - | - | - | $ 7.8 | $ 19.3 | $ 26.6 | $ 28.2 | $ 37.5 | $ 29.4 |
| Gross Profit % | n/a | n/a | n/a | 80% | 85% | 85% | 87% | 90% | 88% |
| EBITDA (1) | - | - | - | $ 4.1 | $ 3.2 | $ 4.7 | $ 5.4 | $ 16.1 | $ 8.5 |
| EBITDA % | n/a | n/a | n/a | 42% | 14% | 15% | 17% | 39% | 26% |
| **IP Licensing** | | | | | | | | | |
| Revenues | $ 0.3 | $ 0.5 | $ 3.0 | $ 1.8 | $ 0.9 | $ 14.9 | $ 1.0 | $ 1.6 | $ 1.9 |
| Gross Profit (2) | $ 0.3 | $ 0.5 | $ 3.0 | $ 1.8 | $ 0.9 | $ 14.9 | $ 1.0 | $ 1.6 | $ 1.9 |
| Gross Profit % | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% |
| EBITDA (1) (2) | $ 0.3 | $ 0.4 | $ 2.7 | $ 1.6 | $ 0.8 | $ 14.7 | $ 1.0 | $ 1.5 | $ 1.8 |
| EBITDA % | 89% | 84% | 90% | 89% | 94% | 99% | 94% | 90% | 92% |

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 24 for reconciliation of EBITDA to Net Income

(2) IP Licensing Gross Profit and EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs

# Q1 GAAP Reconciliation Adjusted Non-GAAP Earnings & EPS

($ in thousands)

THREE MONTHS ENDED MARCH 31, 2014

| | GAAP | (1) Share-based Compensation | (2) Acquisition-related Integration Costs | (3) Amortization | (4) Additional Tax Expense (Benefit) from Prior Years | Adjusted Non-GAAP |
|---|---|---|---|---|---|---|
| Revenues | $ 134,124 | — | 541 | — | — | $ 134,665 |
| Cost of revenues | 23,388 | (154) | — | (424) | — | 22,810 |
| Operating expenses: | | | | | | |
| Sales and marketing | 32,959 | (491) | (19) | — | — | 32,449 |
| Research, development and engineering | 7,213 | (140) | — | — | — | 7,073 |
| General and administrative | 28,979 | (1,599) | 1,061 | (9,960) | (713) | 17,768 |
| Interest expense (income), net | 4,948 | — | — | — | — | 4,948 |
| Other expense (income), net | (319) | — | — | — | — | (319) |
| Income tax provision (5) | 8,191 | 824 | (284) | 3,431 | 1,362 | 13,524 |
| Net income attributable to j2 Global, Inc. common stockholders | $ 28,765 | 1,560 | (217) | 6,953 | (649) | $ 36,412 |
| Net income per share attributable to j2 Global, Inc. common stockholders*: | | | | | | |
| Basic | $ 0.61 | 0.03 | (0.01) | 0.15 | (0.01) | $ 0.77 |
| Diluted | $ 0.60 | 0.03 | (0.01) | 0.15 | (0.01) | $ 0.76 |

THREE MONTHS ENDED MARCH 31, 2013

| | GAAP | (1) Share-based Compensation | (2) Acquisition-related Integration Costs | (3) Amortization | Adjusted Non-GAAP |
|---|---|---|---|---|---|
| Revenues | $ 113,617 | — | (44) | — | $ 113,573 |
| Cost of revenues | 20,235 | (214) | (88) | — | 19,933 |
| Operating expenses: | | | | | |
| Sales and marketing | 29,638 | (418) | (992) | — | 28,228 |
| Research, development and engineering | 6,746 | (106) | (579) | — | 6,061 |
| General and administrative | 24,011 | (1,610) | (2,479) | (6,722) | 13,200 |
| Interest expense (income), net | 4,877 | — | — | — | 4,877 |
| Other expense (income), net | (161) | — | — | — | (161) |
| Income tax provision (5) | 5,500 | 774 | 1,763 | 2,311 | 10,348 |
| Net income attributable to j2 Global, Inc. common stockholders | $ 22,922 | 1,574 | 2,331 | 4,411 | $ 31,238 |
| Net income per share attributable to j2 Global, Inc. common stockholders*: | | | | | |
| Basic | $ 0.50 | 0.03 | 0.05 | 0.10 | $ 0.68 |
| Diluted | $ 0.49 | 0.03 | 0.05 | 0.10 | $ 0.67 |

* The reconciliation of Net income per share from GAAP to Adjusted Non-GAAP may not foot because each is calculated independently

Adjusted Non-GAAP net income is GAAP net income with the following modifications:

1) elimination of shared-based compensation expense and the associated payroll taxes

2) elimination of certain Q1 2013 acquisition-related Digital Media revenues and costs and in Q1 2014 adds back to Cloud revenues the impact of fair value adjustments to deferred revenue purchased in the Livedrive® acquisition

3) elimination of amortization of patents and intangible assets that we acquired

4) elimination of additional income tax and indirect tax expense and benefit from prior years

5) elimination of income tax provision associated with share-based compensation and the associated payroll tax expense, certain acquisition-related integration costs, amortization of acquired patents and intangible assets and additional indirect tax expense and benefit from prior years

# GAAP Reconciliation EBITDA Q1 2014

($ in thousands)

| EBITDA CONSOLIDATED CLOUD & MEDIA Q1 2014 (1) | Cloud Subscription | Cloud IP Licensing (2) | Cloud | Media | Subtotal | Tax Effect of Inter-segment Transactions | Consolidated |
|---|---|---|---|---|---|---|---|
| Net income (loss) | 25,853 | 6 | 25,859 | 2,922 | 28,781 | (16) | 28,765 |
| Other expense (income), net | 24 | (1) | 23 | (342) | (319) | - | (319) |
| Interest expense (income), net | 4,947 | - | 4,947 | 1 | 4,948 | - | 4,948 |
| Income tax expense | 6,174 | 4 | 6,178 | 1,997 | 8,175 | 16 | 8,191 |
| Depreciation and amortization | 6,453 | 1,768 | 8,221 | 4,918 | 13,139 | - | 13,139 |
| Reconciliation of GAAP to Non-GAAP Financial Measures: | | | | | | | |
| Share-based compensation | 2,310 | - | 2,310 | 74 | 2,384 | - | 2,384 |
| Certain acquisition-related integration costs | 556 | - | 556 | (1,057) | (501) | - | (501) |
| Additional indirect tax expense from prior years | 713 | - | 713 | | 713 | - | 713 |
| EBITDA | 47,030 | 1,777 | 48,807 | 8,514 | 57,320 | - | 57,320 |

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 21 for reconciliation of EBITDA to Net Income

(2) IP Licensing EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs

# Note Ratios & Covenants

| Figures in Millions | $250 Million Senior Unsecured Notes 3/31/2014 Actual | % of Total |
|---|---|---|
| Total Cash & Investments | $315.1 | |
| Total Debt | $250.0 | 10.5% |
| Total Market Capitalization (1) | $2,122.8 | 89.5% |
| EBITDA - LTM 3/31/14 (2) | $217.4 | |
| **Ratios** | | |
| Leverage Ratio - Debt / EBITDA LTM | 1.15x | |
| Fixed Charge Ratio - EBITDA LTM / Interest Expense (3) | 9.73x | |
| Lien Debt | 1.15x | |

(1) Market value of equity based on a closing share price of $44.64 as of 5/7/14 and total shares outstanding of 47.6M
(2) EBITDA per our Senior Notes Indenture Agreement is defined the same as in footnote 1 on slide 23 except it excludes Digital Media results and interest income


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